Exhibit (14) (a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 30, 2006, relating to the financial statements and financial highlights which appears in the September 30, 2006 Annual Report to Shareholders of the Growth Equity Fund, Growth & Income Fund, International Equity Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Large-Growth Index Fund, Large-Cap Value Index Fund, Equity Index Fund, S&P 500 Index Fund, Mid-Cap Growth Index Fund, Mid-Cap Value Index Fund, Mid-Cap Blend Index Fund, Small-Cap Growth Index Fund, Small-Cap Value Index Fund, Small-Cap Blend Index Fund, International Equity Fund, Social Choice Equity Fund, Real Estate Securities Fund, Managed Allocation Fund II, Bond Fund, Bond Plus Fund II, Short-Term Bond Fund II, High-Yield Fund II, Tax-Exempt Bond Fund II, Inflation-Linked Bond Fund and Money Market Fund constituting the TIAA-CREF Institutional Mutual Funds, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights,” “Independent Registered Public Accounting Firm” and “Comparative Financial Highlights” in such Registration Statement.

PricewaterhouseCoopers LLP

New York, New York
January 11, 2007

Exhibit (14) (a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated February 22, 2006, relating to the financial statements and financial highlights which appears in the December 31, 2005 Annual Report to Shareholders of the International Equity Fund, Growth Equity Fund, Growth & Income Fund, Equity Index Fund, Social Choice Equity Fund, Managed Allocation Fund, High-Yield Bond Fund, Short-Term Bond Fund, Tax-Exempt Bond Fund, Bond Plus Fund and Money Market Fund constituting the TIAA-CREF Institutional Mutual Funds, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm” and “Comparative Financial Highlights” in such Registration Statement.

PricewaterhouseCoopers LLP

New York, New York
January 11, 2007